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                                  EXHIBIT 10.13


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of August 5, 1996, by an among SAFETYTEK CORPORATION, a Delaware corporation (herein referred to as the "Borrower"); LUMIDOR SAFETY CORPORATION, G.C. INDUSTRIES, GAMMA INSTRUMENTS, INC., LINEAR LABORATORIES CORPORATION, SIERRA PRECISION AND INVIVO RESEARCH, INC., jointly and severally, (Herein referred to, jointly and severally , as the "Guarantors"); and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to FIRST INTERSTATE BANK OF CALIFORNIA, a California banking corporation (herein referred to as the "Bank).

                                    RECITALS


         WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Amended and Restated Credit Agreement between Borrower and Bank dated as of December 21, 1995, as amended from time to time ("Amended and Restated Credit Agreement").

         WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Amended and Restated Credit Agreement between Borrower and Bank dated as of December 21, 1995, as amended from time to time ("Amended and Restated Credit Agreement").

         WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Amended and Restated Credit Agreement and have agreed to amend the Amended and Restated Credit Agreement to reflect said changes.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Amended and Restated Credit Agreement shall be amended as follows:

                  1. Section 6.01. (a)(v) is hereby deleted in its entirety, without substitution.

                  2. the following is hereby added to the Amended and Restated Credit Agreement as Section 6.02.(f)(vi):

                  "and (vi) debt from First Union Bank for the purpose of financing the expansion of that certain manufacturing facility owned by Invivo Research, Inc. (a SafetyTek subsidiary) located in Orlando, Florida."

                  3. Except as specifically provided herein, all terms and conditions of the Amended and Restated Credit Agreement remain in full force and effect, without waiver or modification. All terms defined



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in the Amended and Restated Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Amended and Restated Credit Agreement shall be read together, as one document.

                  4. Borrower hereby remakes all representation and warranties contained in the Amended and Restated Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the amended and Restated Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.


SAFETYTEK CORPORATION                       WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION,
                                            successor-by-merger to FIRST
                                            INTERSTATE BANK OF CALIFORNIA

By:_________________________________        By:___________________________
     James B. Hawkins                            Rick Freeman
     President & CEO                             Vice President


By:__________________________________
     John F. Glenn
     Vice President - Finance and CFO


GUARANTOR:                                  GUARANTOR:

LUMIDOR SAFETY CORPORATION                  G.C. INDUSTRIES

By:___________________________________      By:___________________________
     James B. Hawkins                            James B. Hawkins
     President                                   President

GUARANTOR:                                  GUARANTOR:

LINEAR LABORATORIES                         SIERRA PRECISION
CORPORATION


By:___________________________________      By:___________________________
     James B. Hawkins                              James B. Hawkins
     Secretary                                     Secretary